

TwoRiver BANCORP

Service • Employee Satisfaction • Shareholder Value • Integrity • Community

Investor Presentation
May 2015

Forward-Looking Statement

TwoRiver BANCORP

The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as "continues," "expect," "look," "believe," "anticipate," "may," "will," "should," "projects," "strategy" or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, unanticipated changes in the financial markets and the direction of interest rates; volatility in earnings due to certain financial assets and liabilities held at fair value; competition levels; changes in loan and investment prepayment assumptions; insufficient allowance for credit losses; a higher level of loan charge-offs and delinquencies than anticipated; material adverse changes in our operations or earnings; a decline in the economy in our market areas; changes in relationships with major customers; changes in effective income tax rates; higher or lower cash flow levels than anticipated; inability to hire or retain qualified employees; a decline in the levels of deposits or loss of alternate funding sources; a decrease in loan origination volume or an inability to close loans currently in the pipeline; changes in laws and regulations; adoption, interpretation and implementation of accounting pronouncements; operational risks, including the risk of fraud by employees, customers or outsiders; and the inability to successfully implement new lines of business or new products and services. For a list of other factors which would affect our results, see the Company's filings with the Securities and Exchange Commission, including those risk factors identified in the "Risk Factor" section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2013. The statements in this presentation are made as of the date this material is finalized, even if subsequently made available by the Company on its website or otherwise. The Company assumes no obligation for updating any such forward-looking statements at any time, except as required by law.














At a Glance – Two River Bancorp

TWO RIVER BANCORP

- New Jersey single-brand bank holding company
  - Headquartered in Central New Jersey (Monmouth County)
- Holding company for Two River Community Bank
  - Formed in 2006
- $804.3M in Total Assets

TWO RIVER COMMUNITY BANK

Your Community. Your Bank.



NASDAQ: TRCB	
Corporate Headquarters	Tinton Falls, NJ
Subsidiaries	Two River Community Bank
Branches	15 in NJ
Loan Production Offices	3
Formed (Two River)	2006
Share Price	$9.00 (as of 4-29-2015)
Shares Outstanding*	7.9 M
Public Float*	6.8M
Market Cap	$71.1M(as of 4-29-2015)
Ownership	76% retail 14% insider 10% institutional (M3 Funds, Hovde Capital, BNY)
Total Assets*	$804.3M
Total Stockholder's Equity*	$95.2M
Tangible Book Value per Share	$8.96 per share
Price to Tangible Book Value	1.0% (as of 4-29-2015)
P/E (TTM EPS of $0.73)	12.3x (as of 4-29-2015)

** As of 3/31/2015*

Solid Financial Results

Commercial Lending Expertise / Mortgage Operation Provides Upside

- Strong track record in commercial / medical lending
- Niche expertise in Private Banking Division (medical practitioners and business owners) and SBA lending
- Residential mortgage expansion with experienced manager

New Jersey - Attractive Markets

(Monmouth / Middlesex / Union / Ocean counties)

- Above US National average household incomes
  - NJ is #3 in median household income by state
- Densely populated

Valuation Disconnect

- ROAA / ROATE increases in recent quarters compared to flattened Price-to-Tangible-Book

Experienced Management/Shareholder Friendly

- Dividend paying / history of share repurchases
- Seasoned management and lending team
- Engaged Board from local business communities

Consistent EPS Growth…

EPS (Diluted)


$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.13
$0.14
$0.16
$0.17
$0.17
$0.17
$0.20
$0.18
$0.18
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

…Driving Increases in Tangible Book Value

Tangible Book Value Per Share


$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$7.81
$7.85
$7.97
$8.11
$8.29
$8.45
$8.63
$8.79
$8.96
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

**In December 2014, TRCB redeemed $6 million of its SBLF Preferred Stock, which resulted in a decrease in shareholder's equity for the quarter.*

TWO RIVER BANCORP

There are 8,000 banking institutions in the US…Why are we different?

"Loans in a Thoughtful Manner"

- Achieving loan growth despite conservative lending practices
- Loans increased 8% annualized to $640.2 million from year-end 2014
- Not chasing low-rates to drive business

"Higher Touch Service" than National Banks

- Commitment to customer service / local brand recognition
- Commercial lending expertise
- Service execution larger institutions are not equipped to meet

Shareholder Driven Returns

- Tangible book value per share of $8.96 at March 31, 2015 compared to $8.79 at December 31, 2014 and $8.29 at March 31, 2014.
- $2.0 million stock buyback program for 2015
  - Has repurchased $2.0 million of the Company's common stock at an average price of $7.79 per share since initial launch of plan in 2013
- Quarterly dividend of $0.03 per share / 9 consecutive quarters

Defined Growth Strategy
INITIAL GOAL: 1.00% Return-on-Assets

- Current ROAA of 0.74% - Q1 2015
  - Compared to ROAA of 0.78% - FY 2014
- Maintain consistent commercial lending growth
- "Intelligent Expansion" of branch network
- Focus on increasing non-interest income
  - SBA lending
  - Mortgage banking expansion

Residential mortgage expansion focusing on under-served housing market.

Residential Mortgage Expansion – Key Catalyst

Under-served Housing Market

- Home buying process with larger institutions time consuming and low touch
- Smaller banks exiting residential business due to compliance requirements and lack of scale
- Above average household incomes / densely populated

Two River's Residential History

- Had not historically been a primary focus, as Company has built a strong presence in commercial / medical lending
- Has historically taken a reactive approach, treated as a "loss-leader"
- Company sees the opportunity to increase non-interest income

Opportunity: Leverage established presence and brand in desirable residential buying markets in New Jersey

Expansion of Mortgage Residential Business

- Proactive approach to lending
- Existing back office infrastructure already in place
- Commission driven lending team
- Generated $24.5 million of loan originations in first quarter 2015
  - 35% sold / 65% portfolio
- Pipeline currently at $17 million, with 50% saleable
  - Goal to get saleable mix to 70/30
- Low loan to value and debt to income underwriting parameters



Monmouth County available real estate for sale at 4/29/2015
~ Zillow.com

Defined Growth Strategy in Place

Proactive approach to growing market share
in New Jersey core by:



SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
MONMOUTH
BURLINGTON
OCEAN
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

- Fully leveraging customer engagement and customer experience model over larger national institutions
- Cost-effectively expanding branch network
- Expanding mortgage operation
- Systematically growing loan portfolio
- Conservative credit underwriting parameters
- Deliver returns to shareholders through Book Value Improvements / ROE / Dividends (DRIP in place) / SBLF Repayment / Share Repurchase Program



Total Assets
$ in Millions
$850.0
$800.0
$750.0
$700.0
$650.0
$600.0
$550.0
$500.0
$636.8
$674.6
$733.9
$769.7
$781.2
$804.3
2010
2011
2012
2013
2014
3/31/2015

Who We Are


TwoRiver
COMMUNITY BANK

Strong Regional Franchise

- Community bank established in January 2000
  - Holding company formed in 2006
- Focus on strong demographics of Monmouth, Ocean, Middlesex and Union Counties



Core Business Offerings

- Commercial, real estate and consumer lending
- Construction lending
- Medical and private banking
- Residential lending
- SBA lending
- Personal banking



New Jersey ~ Strong Regional Presence

TwoRiver BANCORP

Union County
Fanwood
Summit*
Westfield
Cranford

Middlesex
New Brunswick *(Kilmer Square Branch)*


TwoRiver
COMMUNITY BANK

Monmouth County
Allaire Airport
Atlantic Highlands
Middletown *(Main Office)*
Freehold* *(Branch opening Q2 2015)*
Port Monmouth
Red Bank
Tinton Falls *(headquarters)*
Tinton Falls *(2 locations)*
West Long Branch
Navesink
Manasquan

Ocean County
Toms River*

NJ is #1 in US in population density

US Census Estimates: 7/1/2013

NYC
a. 50 miles

Branch Metrics / Criteria

Two River locations serve as full service branches or loan production offices in strategic locations, surrounded by New Jersey businesses in some of the most densely populated areas / commercial businesses in the United States.

Philadelphia
a. 70 miles

* Loan Production Office



TRCB executive officers have over 90 years of combined experience in the banking industry



William D. Moss, President and CEO

- 35 years experience in the banking industry
- Has been with Two River since inception, and previously served with the Company as Executive Vice President and Senior Loan Officer
- Currently serves on the board of several banking associations located in New Jersey (New Jersey State Banking Advisory Council, past President of Community Banking Association of NJ, and as a Director of the New Jersey Bankers Association)



A. Richard Abrahamian, EVP and Chief Financial Officer

- 34 years experience in the banking industry
- Joined Two River in 2010
- Previously employed by major players in the New Jersey market such as PNC Bank, Synergy Financial Group and Center Bancorp



Alan B. Turner, EVP and Senior Loan Officer (Two River Community Bank)

- 28 years experience in the banking industry
- Joined Two River in 2000 as Vice President of Commercial Lending, and served as Senior Vice President of Commercial Lending from 2003 until promoted in 2008
- Solid background in Commercial Real Estate Lending


TwoRiver
COMMUNITY BANK

Operating / Financial Results

Loans and Deposits


($ in Millions)
$640
$655
Loans
Total Deposits


($ in millions)
Total Deposits
$700
$600
$500
$400
$300
$200
$100
$0
$524
$554
$607
$633
$642
$655
2010
2011
2012
2013
2014
3/31/2015

- 93% core, 22% non-interest bearing demand
- Stable low deposit cost of funds of 0.46%

TwoRiver BANCORP

Loan Mix


5.6%
4.2%
15.5%
14.0%
60.7%
Commercial & Industrial
Real Estate Construction
Real Estate Commercial
Real Estate Residential
Consumer

($ in millions)


Loans by Quarter
$650.0
$640.0
$630.0
$620.0
$610.0
$600.0
$590.0
$580.0
$570.0
$560.0
$550.0
$540.0
$578.6
$579.6
$587.5
$602.8
$592.1
$612.4
$615.3
$627.6
$640.2
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Commercial Real Estate Highlights

- Relationship banking
- Conservative underwriting parameters
- Majority of portfolio is secured by NJ properties
- Average commercial loan size approximately $725,000
- Average LTV at origination was 75% or less
- Nearly 50% is owner-occupied

Balance Sheet Information: Deposits *(as of March 31, 2015)*

TwoRiver BANCORP

Deposit Mix



15.3%
21.7%
11.1%
16.6%
35.3%
Demand
NOW
Savings
Money Markets
CDs

($ in millions)



Deposits by Quarter
$660.0
$650.0
$640.0
$630.0
$620.0
$610.0
$600.0
$590.0
$580.0
$570.0
$603.7
$604.7
$625.7
$633.4
$627.9
$626.6
$627.8
$642.4
$655.3
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015



Deposit - Components
4%
4%
45%
47%
Business
Consumer
Brokered, including CDARs
Listed Service


Net Income Available
to Common Shareholders ($ in 000s)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$4,367
$4,898
$5,900
FY 2012
FY 2013
FY 2014


ROAA
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.69%
0.69 %
0.78%
FY 2012
FY 2013
FY 2014


EPS (diluted)
0.80
0.60
0.40
0.20
0.00
0.54
$0.60
$0.73
FY 2012
FY 2013
FY 2014


ROAE
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.36%
5.49%
6.21%
FY 2012
FY 2013
FY 2014


Net Income Available
to Common Shareholders ($ in 000s)
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$-
$1,055
$1,145
$1,314
$1,384
$1,420
$1,390
$1,658
$1,432
$1,428
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015


ROAA
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.64%
0.66%
0.73%
0.73%
0.78%
0.74%
0.87%
0.74%
0.74%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015


EPS (diluted)
$0.20
$0.15
$0.10
$0.05
$-
$0.13
$0.14
$0.16
$0.17
$0.17
$0.17
$0.20
$0.18
$0.18
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015


ROAE
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.08%
5.15%
5.81%
5.89%
6.13%
5.90%
6.85%
5.91%
6.20%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015

Conservative Investment Approach

- Emphasize preservation of capital
- Tax-equivalent yield: 2.0%
- Weighted average modified duration: 3.6 years
- As of March 31, 2015, total available-for-sale investments equaled $43.8 million at fair value
- Held-to-maturity securities at March 31, 2015 were $25.7 million at amortized cost


Investment Portfolio as of 3/31/2015
(Dollars in thousands)
$2,379
$4,141
$2,743
$18,039
$18,530
$23,596
U.S. Government agency securities
Municipal securities
U.S. Government-sponsored enterprises (“GSE”) – Residential mortgage-backed securities
U.S. Government collateralized residential mortgage obligations
CRA Mutual Fund
Corporate debt securities, primarily financial institutions

Positioned well for rising interest rates

- Currently hold $31million, or 3.8% of balance sheet, in overnight funds at FRB
- Net interest income simulation modeling indicates 5.4% improvement in year 2 based on +400 bp rate shock
- 38% of loan portfolio reprices within 12 months, while only 6% reprices over 5 years
- 38% of deposits represent core checking while 93% represent core deposits [1]

[1] Core checking consists of non-interest and interest checking deposits while core deposits consist of all deposits, except CD's over $100K


TwoRiver
COMMUNITY BANK

Valuation

May 2015

TWORIVER BANCORP

Strengths

- Strong Net Interest Margin
- Stable and Consistent EPS Growth
- Efficiency Ratio Lower than Nasdaq Bank Index

Weaknesses

- Non-interest income historically weaker than peers

Two River Compared to New Jersey Publicly Held Banks

Source: SNL Financial 4-29-2015 – Full List in Appendix

Company Name	Ticker	Location	Total Assets MRQ ($000)	Market Cap ($M)	ROAA LTM (%)	ROAE LTM (%)	Net Interest Margin LTM (%)	Efficiency Ratio LTM (%)	Noninterest Inc/ Operating Rev LTM (%)	Price/ Last-twelve-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
Median			685,505	46.7	0.52	5.64	3.45	76.59	11.07	15.7	92.8	10.45
Two River Bncp	**TRCB**	**Tinton Falls, NJ**	**804,349**	**71.7**	**0.77**	**6.24**	**3.81**	**65.95**	**9.47**	**12.4**	**100.9**	**10.70**
Comparison to Median					**Better**	**Better**	**Better**	**Better**	**Below**	**Discount**	**Above**	**Better**

TwoRiver BANCORP

- Tangible book value of $8.96 (annual increase of 8.1%)
- Five year CAGR on tangible book value of 6.9%
  - ($6.79 as reported in 2010 / $8.79 as reported in 2014 / $8.96 in Q1 2015)
- Declared quarterly dividend of $0.03 Q1 2015
  - Dividend strategy focused on delivering returns, attractiveness of stock, properly sized (yield of 1.3% at 5-11-2015), NOT limiting any growth initiatives
  - Share repurchase program in place since January 2013. Company has repurchased $2.0 million of its common stock at an average price of $7.79 per share since initial launch of plan.


$9.00
$8.80
$8.60
$8.40
$8.20
$8.00
$7.80
$7.60
$0.02
$0.02
$0.03
$0.03
$0.03
$0.03
$8.11
$8.29
$8.45
$8.63
$8.79
$8.96
Q4 2014
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
*At March 31, 2015
Tangible Book Value Per Share
Dividend

- Attractive franchise in demographically desirable markets in New Jersey
- Knowledgeable and experienced management team and bankers
- Corporate strategy remains focused on loan production while maintaining conservative underwriting culture
- Focused growth plan aimed at leveraging commercial expertise while strengthening non-interest income through residential lending expansion and SBA lending
- Compelling stock valuation in comparison with publicly-held NJ Peers
- Proactively reaching out to investor community


TwoRiver
COMMUNITY BANK


TwoRiver
COMMUNITY BANK

NASDAQ Capital Market: TRCB
Two River Community Bank
766 Shrewsbury Avenue
Tinton Falls, NJ 07724

For Additional Information

At the Company:

A. Richard Abrahamian
Executive Vice President and Chief Financial Officer
Phone: 732-216-0166
Fax: 732-345-0614
Email: rabrahamian@tworiverbank.com

Investor Relations:
The Equity Group Inc.

Adam Prior
Senior Vice President
APrior@equityny.com
212-836-9606

Appendix / Financial Information


TwoRiver
COMMUNITY BANK

Peer Data – Two River Performance / Valuation

TwoRiver BANCORP

Strengths

- Strong Net Interest Margin
- Stable and Consistent EPS Growth
- Efficiency Ratio Lower than Nasdaq Bank Index

Weaknesses

- Non-interest income historically weaker than peers

Peer List of New Jersey Banks

Source: SNL Financial 4-29-2015

Company Name	Ticker	Location	End of Fiscal Period Date MRQ	Total Assets MRQ ($000)	Market Cap of Traded Common Equity ($M)	ROAA LTM (%)	ROAE LTM (%)	Net Interest Margin LTM (%)	Efficiency Ratio LTM (%)	Noninterest Inc/ Operating Rev LTM (%)	Price/ Last-twelve-months EPS (x)	Price/ Tangible Book (%)	Total Return One Year (%)
Bancorp of New Jersey Inc.	BKJ	Fort Lee, NJ	12/31/2014	743,688	72.7	0.57	6.49	3.26	57.67	0.96	16.7	104.5	(13.20)
Community First Bank	CFSO	Somerset, NJ	12/31/2014	92,246	7.3	0.19	1.99	3.77	92.44	16.96	42.2	82.7	12.35
Community Bk of Bergen County	CMTB	Maywood, NJ	3/31/2015	301,481	22.0	0.46	5.69	-	81.88	6.63	16.2	82.1	75.00
ConnectOne Bancorp, Inc.	CNOB	Englewood Cliffs, NJ	3/31/2015	3,505,891	593.4	0.83	6.44	3.64	39.73	4.59	21.4	201.5	6.36
First Bank	FRBA	Hamilton, NJ	12/31/2014	677,458	58.5	0.98	9.48	3.75	65.93	4.65	9.8	90.6	(3.28)
Harvest Community Bank	HCBP	Pennsville, NJ	12/31/2014	179,847	2.0	(3.78)	(44.00)	3.19	106.75	9.36	NM	21.4	(70.52)
Highlands Bancorp Inc.	HSBK	Vernon, NJ	3/31/2015	281,779	11.9	0.29	3.32	-	83.80	21.31	17.8	-	6.57
Hopewell Valley Cmnty Bank	HWDY	Pennington, NJ	3/31/2015	485,301	31.9	0.53	5.59	3.45	76.59	8.06	13.4	92.8	15.99
New Jersey Community Bank	NJCB	Freehold, NJ	12/31/2014	122,018	14.5	(0.05)	(0.50)	3.40	89.03	9.17	NM	100.1	18.75
OceanFirst Financial Corp.	OCFC	Toms River, NJ	3/31/2015	2,384,141	295.3	0.88	9.40	3.25	63.65	19.25	14.2	134.0	10.15
Parke Bancorp Inc.	PKBK	Sewell, NJ	3/31/2015	853,630	75.2	1.52	-	4.21	38.73	20.40	9.3	90.4	14.73
Shore Community Bank	SHRC	Toms River, NJ	3/31/2015	220,000	17.6	0.52	-	-	-	-	15.7	75.4	10.76
Sun Bancorp Inc.	SNBC	Mount Laurel, NJ	3/31/2015	2,434,978	364.9	(0.89)	(10.09)	2.79	113.02	17.50	NM	172.9	2.62
Stewardship Financial Corp.	SSFN	Midland Park, NJ	12/31/2014	693,551	34.9	0.46	5.45	3.46	79.74	11.17	14.3	78.6	18.42
Unity Bancorp Inc.	UNTY	Clinton, NJ	3/31/2015	1,035,404	80.4	0.76	10.75	3.55	66.35	16.66	11.0	114.1	14.88
Valley National Bancorp	VLY	Wayne, NJ	12/31/2014	18,793,855	2,194.8	0.69	7.18	3.21	71.12	11.07	16.9	172.8	(1.36)
Minimum				92,246	2.0	(3.78)	(44.00)	2.79	38.73	0.96	9.3	21.4	(70.52)
Median				685,505	46.7	0.52	5.64	3.45	76.59	11.07	15.7	92.8	10.45
Average				2,050,329	242.3	0.25	1.23	3.46	75.10	11.85	16.8	107.6	7.39
Maximum				18,793,855	2,194.8	1.52	10.75	4.21	113.02	21.31	42.2	201.5	75.00
Two River Bncp	**TRCB**	**Tinton Falls, NJ**	**3/31/2015**	**804,349**	**71.7**	**0.77**	**6.24**	**3.81**	**65.95**	**9.47**	**12.4**	**100.9**	**10.70**
Comparison to Median						**Better**	**Better**	**Better**	**Better**	**Below**	**Discount**	**Above**	**Better**

Selected Statement of Operations

($ in thousands)

Selected Consolidated Earnings Data:	Three Months Ended March 31, 2015	Three Months Ended December 31, 2014	Three Months Ended March 31, 2014
Total Interest Income	$ 7,676	$ 7,699	$ 7,480
Total Interest Expense	904	864	871
Net Interest Income	6,772	6,835	6,609
Provision for Loan Losses	90	100	283
Net Interest Income after Provision for Loan Losses	6,682	6,735	6,326
Other Non-Interest Income	776	736	771
Other Non-Interest Expenses	5,161	5,149	4,792
Income before Income Taxes	2,297	2,322	2,305
Income Tax Expense	854	863	855
Net Income	1,443	1,459	1,450
Preferred Stock Dividends	(15)	(27)	(30)
Net income available to common shareholders	$ 1,428	$ 1,432	$ 1,420
Per Common Share Data:			
Basic Earnings	$ 0.18	$ 0.18	$ 0.18
Diluted Earnings	$ 0.18	$ 0.18	$ 0.17
Book Value	$ 11.25	$ 11.07	$ 10.59
Tangible Book Value (1)	$ 8.96	$ 8.79	$ 8.29
Average Common Shares Outstanding (in thousands):			
Basic	7,937	7,913	7,974
Diluted	8,137	8,105	8,154

Balance Sheet Highlights

($ in thousands)

	March 31, 2015	December 31, 2014	December 31, 2013
Total Assets	**$804,349**	$781,196	$769,707
Loans	**$640,172**	$627,614	$602,816
Total Deposits	**$655,325**	$642,390	$633,449
Total Stockholders' Equity	**$95,179**	$93,932*	$95,427

*Decrease year over year as the result of the Company redeeming $6 million of its SBLF Preferred Stock in December 2014

Quarterly Performance Metrics

($ in thousands, except per share data)

	1st Qtr. 2015	4th Qtr. 2014	3rd Qtr. 2014	2nd Qtr. 2014	1st Qtr. 2014
Net Income (000's)	**$1,443**	$1,459	$1,688	$1,420	$1,450
Income Available to Common Shareholders (000's)	**$1,428**	$1,432	$1,658	$1,390	$1,420
Earnings per Common Share – Diluted	**$0.18**	$0.18	$0.20	$0.17	$0.17
Return on Average Assets	**0.74%**	0.74%	0.87%	0.74%	0.78%
Return on Average Tangible Assets (1)	**0.76%**	0.76%	0.89%	0.76%	0.79%
Return on Average Equity	**6.20%**	5.91%	6.85%	5.90%	6.13%
Return on Average Tangible Equity (1)	**7.67%**	7.26%	8.42%	7.28%	7.57%
Net Interest Margin	**3.77%**	3.75%	3.80%	3.78%	3.83%
Non-Performing Assets to Total Assets	**0.75%**	1.00%	1.03%	1.06%	1.26%
Allowance as a % of Loans	**1.26%**	1.29%	1.35%	1.27%	1.28%

Asset Quality

($ in thousands)

	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Nonaccrual loans	$ 4,450	$ 6,237	$ 6,919	$ 6,670	$ 7,280
Loans past due over 90 days and still accruing	--	--	--	--	--
OREO and Repossessed Assets	1,603	1,603	1,069	1,484	2,363
Total Non-Performing Assets	6,053	7,840	7,988	8,154	9,643
Troubled Debt Restructured Loans:					
Performing	15,383	16,284	17,258	20,760	22,813
Non-Performing	2,314	4,269	5,122	5,027	5,118
Non-Performing Loans to Total Loans	0.70%	0.99%	1.12%	1.09%	1.23%
Allowance as a % of Loans	1.26%	1.29%	1.35%	1.27%	1.28%
Non-Performing Assets to Total Assets	0.75%	1.00%	1.03%	1.06%	1.26%

Capital Ratios (Last Five Quarters)

Balance Sheet Ratios/ Capital (%)	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Common Equity Tier 1 Risk-based Ratio	10.08%	10.47%	10.22%	10.02%	10.06%
Tangible Common Equity (TCE) / Tangible Assets	9.03%	9.14%	9.04%	8.97%	8.81%
Leverage Ratio	9.98%	9.95%	10.78%	10.61%	10.58%
Tier 1 Risk-based Ratio	10.93%	11.36%	12.00%	11.80%	11.88%
Total Risk-based Ratio	12.08%	12.57%	13.24%	12.96%	13.03%

Capital Ratios (Year-end Comparison)

TwoRiver BANCORP

The capital ratios of the Company and the Bank, at March 31, 2015, and December 31, 2014, are presented below.

	March 31, 2015				December 31, 2014		
	Common Equity Tier 1 Capital to Risk Weighted Assets Ratio	Tier 1 Capital to Average Assets Ratio	Tier 1 Capital to Risk Weighted Assets Ratio	Total Capital to Risk Weighted Assets Ratio	Tier 1 Capital to Average Assets Ratio	Tier 1 Capital to Risk Weighted Assets Ratio	Total Capital to Risk Weighted Assets Ratio
Two River Bancorp	10.08%	9.98%	10.93%	12.08%	9.95%	11.36%	12.57%
Two River Community Bank	10.90%	9.96%	10.90%	12.05%	9.90%	11.31%	12.51%
"Well capitalized" institution (under Federal regulations)	6.50%	5.00%	8.00%	10.00%	5.00%	6.00%	10.00%

TwoRiver BANCORP

(in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
March 31, 2015				
Securities available for sale:				
U.S. Government agency securities	$ 2,739	$ 4	$ -	$ 2,743
Municipal securities	514	10	-	524
U.S. Government-sponsored enterprises ("GSE") – Residential mortgage-backed securities	20,283	106	(54)	20,335
U.S. Government collateralized residential mortgage obligations	15,612	71	(226)	15,457
Corporate debt securities, primarily financial institutions	2,494	5	(176)	2,323
	41,642	196	(456)	41,382
Community Reinvestment Act ("CRA") mutual fund	2,359	20	-	2,379
	$ 44,001	$ 216	$ (456)	$ 43,761
Securities held to maturity:				
Municipal securities	$ 17,515	$ 466	$ (18)	$ 17,963
GSE – Residential mortgage-backed securities	3,261	32	(12)	3,281
U.S. Government collateralized residential mortgage obligations	3,073	3	(7)	3,069
Corporate debt securities, primarily financial institutions	1,818	-	(238)	1,580
	$ 25,667	$ 501	$ (275)	$ 25,893

Reconciliation of Non-GAAP Measures

	As of and for the Three Months Ended				
	March 31, 2015	Dec. 31, 2014	Sept. 30, 2014	June 30, 2014	March 31, 2014
Total shareholders' equity	$ 95,179	$ 93,932	$ 98,637	$ 97,257	$ 96,013
Less: preferred stock	(6,000)	(6,000)	(12,000)	(12,000)	(12,000)
Common shareholders' equity	$ 89,179	$ 87,932	$ 86,637	$ 85,257	$ 84,013
Less: goodwill and other intangibles	(18,147)	(18,166)	(18,185)	(18,205)	(18,224)
Tangible common shareholders' equity	$ 71,032	$ 69,766	$ 68,452	$ 67,052	$ 65,789
Common shares outstanding	7,925	7,940	7,932	7,931	7,935
Book value per common share	$ 11.25	$ 11.08	$ 10.92	$ 10.75	$ 10.59
Book value per common share	$ 11.25	$ 11.07	$ 10.92	$ 10.75	$ 10.59
Effect of intangible assets	(2.29)	(2.28)	(2.29)	(2.30)	(2.30)
Tangible book value per common share	$ 8.96	$ 8.79	$ 8.63	$ 8.45	$ 8.29
Return on average assets	0.74%	0.74%	0.87%	0.74%	0.78%
Effect of intangible assets	0.02%	0.02%	0.02%	0.02%	0.01%
Return on average tangible assets	0.76%	0.76%	0.89%	0.76%	0.79%
Return on average equity	6.20%	5.91%	6.85%	5.90%	6.13%
Effect of average intangible assets	1.47%	1.35%	1.57%	1.38%	1.44%
Return on average tangible equity	7.67%	7.26%	8.42%	7.28%	7.57%

The press release contains certain financial information determined by methods other than in accordance with generally accepted accounting policies in the United States (GAAP). These non-GAAP financial measures are "book value per common share," "tangible book value per common share," "return on average tangible assets," and "return on average tangible equity." This non-GAAP disclosure has limitations as an analytical tool and should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. Our management uses these non-GAAP measures in its analysis of our performance because it believes these measures are material and will be used as a measure of our performance by investors.